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                                               Exhibit 10(x)














                  NEW ENGLAND ELECTRIC COMPANIES

              LONG-TERM PERFORMANCE SHARE AWARD PLAN





















                                   Adopted - November 28, 1995
                                   Amended - February 24, 1997

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                        TABLE OF CONTENTS
                       -----------------


                                                             Page
                                                             ----


I.     PURPOSE . . . . . . . . . . . . . . . . . . . . . . . . .1

II.    DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . .1
       2.01      Base Compensation . . . . . . . . . . . . . . .1
       2.02      Beneficial Owner. . . . . . . . . . . . . . . .1
       2.03      Beneficiary . . . . . . . . . . . . . . . . . .1
       2.04      Board . . . . . . . . . . . . . . . . . . . . .2
       2.05      Change in Control . . . . . . . . . . . . . . .2
       2.07      Disability. . . . . . . . . . . . . . . . . . .3
       2.08      Employer. . . . . . . . . . . . . . . . . . . .4
       2.09      Incentive Plans . . . . . . . . . . . . . . . .4
       2.10      A Major Transaction . . . . . . . . . . . . . .4
       2.11      New England Electric System . . . . . . . . . .6
       2.12      Participant . . . . . . . . . . . . . . . . . .6
       2.13      Performance Cycle . . . . . . . . . . . . . . .6
       2.14      Performance Shares. . . . . . . . . . . . . . .6
       2.15      Person. . . . . . . . . . . . . . . . . . . . .6
       2.16      Plan Year . . . . . . . . . . . . . . . . . . .7
       2.17      Retirement. . . . . . . . . . . . . . . . . . .7
       2.18      Shares. . . . . . . . . . . . . . . . . . . . .7
       2.19      System. . . . . . . . . . . . . . . . . . . . .7

III.   ADMINISTRATION. . . . . . . . . . . . . . . . . . . . . .8
       3.01      Administration and Interpretation.. . . . . . .8
       3.02      Amendment and Termination.. . . . . . . . . . .8
       3.03      No Segregation of Assets; No Assignment.. . . .8
       3.04      Accounting. . . . . . . . . . . . . . . . . . .9

IV.    PERFORMANCE SHARES. . . . . . . . . . . . . . . . . . . .9
       4.01      Goals . . . . . . . . . . . . . . . . . . . . .9
       4.02      Performance Shares. . . . . . . . . . . . . . .9
       4.03      Plan Factor . . . . . . . . . . . . . . . . . 10
       4.04      Change in Incentive Plan. . . . . . . . . . . 10
       4.05      Determination of Shares to be Received. . . . 11
       4.06      Restriction on Shares to Officers . . . . . . 11



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V.     PAYMENT UPON CHANGE OF CONTROL OR TERMINATION OF
       EMPLOYMENT. . . . . . . . . . . . . . . . . . . . . . . 12
       5.01      Change in Control . . . . . . . . . . . . . . 12
       5.02      Death . . . . . . . . . . . . . . . . . . . . 13
       5.03      Disability, Retirement or Special Severance . 13
       5.04      Other Termination . . . . . . . . . . . . . . 14
       5.05      Hardship. . . . . . . . . . . . . . . . . . . 14
       5.06      Proof . . . . . . . . . . . . . . . . . . . . 14

VI.    GENERAL PROVISIONS. . . . . . . . . . . . . . . . . . . 15
       6.01      Other Benefit Plans.. . . . . . . . . . . . . 15
       6.02      Future Employment.. . . . . . . . . . . . . . 15
       6.03      Headings. . . . . . . . . . . . . . . . . . . 15
       6.04      Gender and Number.. . . . . . . . . . . . . . 15
       6.05      Governing Law.. . . . . . . . . . . . . . . . 16
       6.06      Effective Date. . . . . . . . . . . . . . . . 16

SIGNATURE. . . . . . . . . . . . . . . . . . . . . . . . . . . 16


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                  NEW ENGLAND ELECTRIC COMPANIES
              LONG-TERM PERFORMANCE SHARE AWARD PLAN
              ---------------------------------------


I.   PURPOSE
     -------
     The purpose of the Long-Term Performance Share Award Plan (the Plan) is to achieve and maintain a high level of continued corporate performance by making it possible for those executives whose efforts and responsibilities have direct and major influence on corporate activity to earn significant compensation rewards in proportion to measured corporate performance over a multi-year period.

II.  DEFINITIONS
     -----------

     2.01 Base Compensation means the Participant's salary level as in effect on a given date of determination.


     2.02 Beneficial Owner shall have the meaning defined in Rule 13d-3 under the Exchange Act.

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     2.03  Beneficiary means any person designated in writing by the Participant (which designation may be changed from time to time) to receive benefits under the Plan payable upon death of the Participant. Unless otherwise designated, the Beneficiary will be the beneficiary under the Participant's Group Life Insurance enrollment and insurance provided, in whole or in part, by the Employer. If there is no designated Beneficiary alive when the Participant dies, the benefit shall be paid to the estate of the Participant.

     2.04  Board means the Board of Directors of New England
Electric System.

     2.05 Change in Control occurs when the conditions set forth in either of the following paragraphs shall have been satisfied:
           (a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of New England Electric System (not including in the securities beneficially owned by such Person any securities acquired directly from New England Electric System or its affiliates) representing
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                20% or more of the combined voting power of New
                England Electric System's then outstanding securities; or
           (b)  during any period of not more than two
                consecutive years after January 1, 1995, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with New England Electric System to effect a transaction described in clause (i) of this paragraph) whose election by the Board or nomination for election by New England Electric System's shareholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved or recommended, cease for any reason to constitute a majority of the Board.

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     2.06  Committee means the Compensation Committee of the
Board.

     2.07 Disability means a physical or mental condition of the Participant which, based on satisfactory medical evidence, is believed to be permanent and to render the Participant unfit to perform duties for an Employer.

     2.08  Employer means the company within the New England
Electric System holding company system which pays the base payof the Participant.

     2.09  Incentive Plans means:
           (a)  the New England Electric Companies' Senior
                Incentive Compensation Plan,
           (b)  the New England Electric Companies' Incentive
                Compensation Plan I, and
           (c)  the New England Electric Companies' Incentive
                Compensation Plan II.

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     2.10  A Major Transaction shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:
           (a) the shareholders of New England Electric System approve a merger or consolidation with any corporation or business trust, other than (i) a merger or consolidation which would result in the individuals who prior to such merger or consolidation constitute the Board constituting at least two-thirds of the board of directors of New England Electric System or the surviving or succeeding entity immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization (or similar trasaction) in which no Person acquires more than 20% of the combined voting power of New England Electric System's then outstanding securities;
           (b) the shareholders of New England Electric System approve a plan of complete liquidation thereof; or

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           (c)  the shareholders of New England Electric System
                approve an agreement for the sale or disposition of all or substantially all of New England Electric System's assets, other than a sale or disposition which would result in the individuals who prior to such sale or disposition constitute the Board constituting at least two-thirds of the board of directors of the Person purchasing such assets immediately after such sale or disposition.

     2.11 New England Electric System means the trustee or trustees for the time being (as trustee or trustees but not personally) under an agreement and declaration of trust dated January 2, 1926, as amended, which is hereby referred to, and a copy of which as amended has been filed with the Secretary of The Commonwealth of Massachusetts. Any agreement, obligation, or liability made, entered into or incurred by or on behalf of New England Electric System binds only its trust estate, and no shareholder, director, trustee, officer, or agent thereof assumes or shall be held to any liability therefor.

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     2.12  Participant means a participant in one of the
Incentive Plans.

     2.13 Performance Cycle means a three-year performance cycle commencing on January one of a Plan Year. A new, independent Performance Cycle will commence each Plan Year.

     2.14 Performance Shares means the potential share grants assigned under Section 4.02.

     2.15  Person shall have the meaning given in Section
3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (i) New England Electric System or any subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of New England Electric System or any subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of New England Electric System in substantially the same proportions as their ownership of shares of New England Electric System.

     2.16  Plan Year means a calendar year.
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     2.17  Retirement means termination of service with the
System on or after the date when the Participant could first commence receiving benefits under the New England Electric System
Companies' Final Average Pay Pension Plan I.

     2.18  Shares means common shares of New England Electric
System.

     2.19 System means the New England Electric System and its subsidiaries.

III. ADMINISTRATION
     --------------

     3.01 Administration and Interpretation. The Plan shall be administered by the Committee, and interpretations of the Plan by the Committee shall be final and binding on all parties.

     3.02 Amendment and Termination. The Committee may amend or terminate the Plan at any time; provided, however, that no such action shall affect any right or obligation with respect to any Performance Shares allocated to a Participant's account.

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     3.03  No Segregation of Assets; No Assignment.  Neither New
England Electric System nor any Employer is required to set aside or segregate any assets of any kind to meet obligations under this Plan. A Participant has no rights under this Plan to any specific assets of New England Electric System or any Employer (including any Shares purchased by the Employer to reflect its obligations hereunder). A Participant may not commute, sell, assign, transfer, or otherwise convey the right to receive any payments under this Plan, which payments and the right thereto shall be, to the fullest extent permitted by law, nonassignable and nontransferable, whether voluntarily or involuntarily.

     3.04  Accounting.  The Manager of Internal Audits and the
Controller will be responsible to the Committee for accounting matters directly affecting the Plan.

IV.  PERFORMANCE SHARES
     ------------------

     4.01 Goals. Prior to commencement of a Performance Cycle, the Committee shall establish independent goals for that cycle in

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critical areas of System performance.There may be sub-goals within each goal.
     The Committee will identify the performance factor, the award range, and the weight for each goal. All Participants will share equally in all goals.

     4.02 Performance Shares. For each Performance Cycle, the account of each Participant will be assigned Performance Shares of a value equivalent to the Participant's Base Compensation on January 1 of the Plan Year (except as set forth in Section 4.04) multiplied by the appropriate plan factor as set out in Section
4.03. The value of a Performance Share, whether purchased from the System or on the open market, will be computed on the basis of the average of high and low prices on the New York Stock Exchange - Composite Transactions as reported in The Wall Street Journal for the five consecutive trading days ending on the last trading day prior to the fifteenth day of January of the Plan Year.
     No dividends (either in cash or shares) will be paid on or accrued to Performance Shares during a Performance Cycle.

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     4.03  Plan Factor.  The plan factors are as follows:
          For Participants in:
          --------------------
          Senior Incentive Compensation Plan               50%

          Incentive Compensation Plan I
          - Level A                                        50%

          Incentive Compensation Plan I
          - Level B                                        25%

          Incentive Compensation Plan I
          - Level C                                        25%

          Incentive Compensation Plan II                   15%

     4.04 Change in Incentive Plan. If a Participant becomes eligible for a particular Incentive Plan during the Plan Year or if a Participant ceases to be a Participant in a particular Incentive Plan during the Plan Year, his Performance Shares for that cycle will be adjusted to reflect (i) the ratio of the months served in that particular Incentive Plan to twelve and
(ii) his Base compensation under the new Incentive Plan.

     4.05 Determination of Shares to be Received. As soon as practicable after the termination of a Performance Cycle, the Participant will receive Shares equal to the number of Performance Shares assigned to him at the commencement of the

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cycle multiplied by the sum of the value of the goal achievements for that cycle. Each goal will be independently measured. Any fractional Share will be rounded up to the next whole Share.
     The Participant may elect, prior to the close of the Performance Cycle, to receive cash in lieu of 50% of the Shares so awarded. The value of Shares so converted shall be determined on the basis of the high and low prices, whether purchased from the System or on the open market, computed on the basis of the average of high and low prices on the New York Stock Exchange - Composite Transactions as reported in The Wall Street Journal for the five consecutive trading days ending on the last trading day prior to the fifteenth day of January of the calendar year following the close of the Performance Cycle.

     4.06 Restriction on Shares to Officers. All Shares awarded under the Plan to officers of New England Electric System shall not be commuted, sold, assigned, transferred, or otherwise conveyed, whether voluntarily or involuntarily, for a period of five years from issuance; provided, however, said Shares may be deferred to the New England Electric Companies' Deferred Compensation Plan. In the event of a Change in Control or a

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Major Transaction, the foregoing restriction shall lapse.  The hardship provisions of the Incentive Share Plan shall apply to these restricted shares.

V.   PAYMENT UPON CHANGE OF CONTROL OR TERMINATION OF EMPLOYMENT
     -----------------------------------------------------------

     5.01 Change in Control. In the event of a Change in Control or a Major Transaction, each Participant will receive, within 30 days of such event, a cash payment equal to the product of "a" times "b" times "c", where:
           "a" is the number of Performance Shares in the Participant's account, and
           "b" is the value of a Performance Share determined using the highest Share price of any Share in the sixty days preceding the Change in Control or Major Transaction, and
           "c" is, for performance cycles through December 31, 2000, the average of the target achievement percentages for the Incentive Compensation Plan I for the last three years prior to the Change in Control or Major Transaction and, for performance cycles ending after December 31, 2000, the average of the goal achievements for this Plan for the last three years prior to the Change in Control or Major Transaction.

     5.02 Death. In the event of a Participant's death, the Beneficiary will receive, by the end of March following the calendar year in which the death occurs, Shares calculated as follows: The Performance Shares for the Plan Year in which the Participant died will be adjusted to reflect the number of months (or portions thereof) elapsed divided by twelve. For each Performance Cycle, the Plan Factors will be calculated as if that Cycle had terminated at the close of the calendar year in which the Participant died.

     5.03 Disability, Retirement or Special Severance. In the event of his Disability, Retirement, transfer to a direct or indirect subsidiary of New England Electric System in which the New England Electric System owns 50% or less equity interest, or severance as part of a program under which a number of employees are being severed in connection with a unique event, such as sale of the System generation or restructuring of the Company as part
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of a restructuring of the electric utility industry, a
Participant will receive, by the end of the March following the close of the Performance Cycle, a distribution in accordance with
Section 4.05. His Performance Shares for the Plan Year in which he is disabled, retires, or is transferred will be adjusted to reflect the number of months (or portions thereof) elapsed divided by twelve.

     5.04 Other Termination. In the event of termination of employment other than those referred to in Section 5.02 or 5.03, a Participant will forfeit his Performance Shares.

     5.05 Hardship. Other than as provided herein, there will be no distributions from the Plan to Participants, whether for hardship or otherwise.

     5.06 Proof. The Committee may require proof of the death, Disability, incompetency, minority, or incapacity of any Participant or beneficiary, and of the right of a person to receive any distribution hereunder.

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VI.  GENERAL PROVISIONS
     ------------------

     6.01  Other Benefit Plans.  Neither a Participant's
Performance Shares nor any cash or Shares distributed hereunder will be used in determining the Participant's benefits under any group insurance plan, pension plan, or any other incentive program.

     6.02 Future Employment. Neither the Plan nor the making of awards hereunder shall be construed to create any obligation to continue the Plan or to give any present or future employee any right to continued employment.

     6.03 Headings. The headings of articles and sections of the Plan are for convenience of reference only.

     6.04 Gender and Number. Unless the context requires otherwise, the singular shall include the plural; the masculine gender shall include the feminine; and such words as "herein", "hereinafter", "hereof", and "hereunder" shall refer to this instrument as a whole and not merely to the subdivisions in which such words appear.
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     6.05  Governing Law.  Except as otherwise required by law, the Plan and all matters arising thereunder shall be governed by the laws of The Commonwealth of Massachusetts.

     6.06  Effective Date.  This Plan shall be effective for
Plan Years beginning on and after January 1, 1996.
       February 24, 1997
Dated:_____________________     s/George M. Sage
                              ___________________________________
                              Pursuant to vote of      November 28,
                              1995, of the NEES   Board and vote of
                              February 24, 1997, of the
                              Compensation Committee